UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2021

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Spire Inc. announced that it increased the size of the Board from nine to ten members effective November 11, 2021 and elected Carrie J. Hightman, age 64, to the Board of Directors effective November 11, 2021 to fill the vacancy created by increasing the size of the Board. Ms. Hightman retired from NiSource Inc. in January 2021 after having served as executive vice president and chief legal officer since 2007. She also served as president and chief executive officer of Columbia Gas of Massachusetts, one of the commonwealth’s largest natural gas utilities, from early 2020 until its sale by NiSource in October 2020. She will receive the same compensation and benefits as do other independent Board members.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 11, 2021, the Board of Directors of the Company approved amendments to the Company's bylaws to: provide for plurality voting in contested director elections; require an incumbent director who does not receive the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the meeting to submit his or her resignation; replace the term “chairman” with “chair”; and allow the Board of Directors to determine the time of the annual meeting of shareholders. A redlined copy of Spire’s bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

3.1	Bylaws of Spire Inc., as amended, effective as of November 11, 2021, redlined for amendments
3.2	Bylaws of Spire Inc., as amended, effective as of November 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	November 12, 2021	By:	/s/ Ellen L. Theroff
Ellen L. Theroff Vice President, Chief Governance Officer and Corporate Secretary